UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No.)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market
Preferred Share Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2024, HF Foods Group Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as rights agent (the “Rights Agent”), entered into an Amendment to the Stockholder Rights Agreement, dated as of April 11, 2024 (the “Amendment”), which amended the Stockholder Rights Agreement, dated as of April 11, 2023 (the “Rights Agreement”), by and between the Company and the Rights Agent.

The Amendment extends the final expiration date of the Rights Agreement from April 11, 2024 to April 11, 2025. The Company is actively working to resolve the concerns which led it to first adopt the stockholder rights plan in April 2023 and may consider an earlier termination of the stockholder rights plan if warranted.

The Amendment is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The description of the Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.2.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 8, 2024, Carlos Rodriguez has departed the Company and will no longer serve as the Chief Financial Officer of the Company. Mr. Rodriguez’s departure from the Company was not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

As previously reported, Xi Lin (aka Felix Lin), the Company’s President and Chief Operating Officer, has served as the Company’s interim Chief Financial Officer since February 9, 2024. The Company has commenced a search for a permanent Chief Financial Officer. Mr. Lin will continue to serve in the role of interim Chief Financial Officer until the Company appoints a permanent Chief Financial Officer.
Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
4.1
Preferred Stock Rights Agreement, dated as of April 11, 2023, by and between HF Foods Group Inc. and American Stock Transfer & Trust Company, LLC, as rights agent (Incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A filed on April 12, 2023).

4.2
Amendment to Preferred Stock Rights Agreement, dated as of April 11, 2024, by and between HF Foods Group Inc. and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as rights agent (Incorporated by reference to Exhibit 4.2 of Amendment No. 2 to the Company's Registration Statement on Form 8-A filed on April 12, 2024).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: April 12, 2024	/s/ Felix Lin
Felix Lin
Interim Chief Financial Officer; President and Chief Operating Officer